UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Atlanta Capital Focused Growth Fund

Annual Report

September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2020

Eaton Vance

Atlanta Capital Focused Growth Fund

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2020, Atlanta Capital Focused Growth Fund (the Fund) returned 23.31% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 37.53%.

Detractors from Fund performance versus the Index included stock selections and underweight positions in the information technology (IT) and consumer discretionary sectors, the two strongest-performing sectors in the Index during the period. An overweight position in materials, one of the weaker-performing sectors in the Index, detracted from relative performance as well.

Within IT, not owning Index component Apple, Inc. detracted from relative Fund performance versus the Index. The stock price of the computer and cell phone hardware and services firm more than doubled during the period, as technology stocks led a strong equity rally.

In consumer discretionary, not owning Index component and e-commerce giant Amazon.com, Inc. (Amazon) also detracted from performance versus the Index. As the pandemic forced consumers in its U.S. and overseas markets to stay at home, Amazon benefited in the near term from an accelerating shift to online purchasing and a significant rise in subscriptions to its Amazon Prime service, which offers faster shipping and streaming online entertainment.

The Fund’s overweight position in Ecolab, Inc. (Ecolab) detracted from relative Fund performance versus the Index in the materials sector. Ecolab supplies cleaning and sanitizing products to the restaurant and hospitality industries. As many of its customers closed or saw drastically reduced business due to the pandemic, Ecolab’s sales slowed and its stock underperformed the Index during the period.

In contrast, stock selections in the health care and industrials sectors, along with an underweight allocation to the weak-performing consumer staples sector, contributed to relative Fund performance versus the Index during the period.

In health care, the Fund’s overweight positions in two life sciences firms — Danaher Corp. and Thermo Fisher Scientific, Inc. — contributed to relative Fund performance versus the Index. Both companies develop and market tools and products used in labs and diagnostic testing. Their stocks rose during the period on increased demand for products used to test for COVID-19 and aid in vaccine development.

Not owning Index components Coca-Cola Co. and PepsiCo., Inc., two beverage and snack firms in the consumer staples sector, contributed to relative Fund performance versus the Index as well. Sales at both companies weakened and their stocks underperformed the Index, as the pandemic temporarily shuttered nearly all restaurants, bars, and sports and entertainment venues where Coca-Cola and Pepsi products are sold.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Management’s Discussion of Fund Performance1 — continued

Avoiding aerospace firm Boeing Co. (Boeing), an Index component in the industrials sector, also contributed to relative Fund performance versus the Index. Before the pandemic, Boeing’s stock declined after fatal crashes forced the grounding of the 737 MAX, the company’s best-selling airliner. The stock price declined further during the pandemic, when customers canceled or delayed jetliner orders after air travel ground to a near-halt worldwide.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Performance2,3

Portfolio Managers Joseph B. Hudepohl, CFA, Robert R. Walton, Jr., CFA, Jeffrey A. Miller, CFA and Lance V. Garrison, CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/28/2003	04/30/2002	23.31%	19.62%	14.89%
Class A with 5.75% Maximum Sales Charge	—	—	16.18	18.22	14.21
Class C at NAV	05/02/2011	04/30/2002	22.38	18.71	14.08
Class C with 1% Maximum Sales Charge	—	—	21.38	18.71	14.08
Class I at NAV	04/30/2002	04/30/2002	23.60	19.90	15.16

Russell 1000® Growth Index	—	—	37.53%	20.08%	17.24%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.27%	2.02%	1.02%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	09/30/2010	$37,383	N.A.
Class I	$250,000	09/30/2010	$1,026,627	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Visa, Inc., Class A	7.4%

Alphabet, Inc., Class C	7.2

Danaher Corp.	7.1

Microsoft Corp.	6.2

Thermo Fisher Scientific, Inc.	6.0

Facebook, Inc., Class A	5.6

Zoetis, Inc.	4.7

American Tower Corp.	4.5

Dollar General Corp.	4.3

Fiserv, Inc.	4.0

Total	57.0%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Growth Index is an unmanaged index of U.S. large- cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

6

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 – September 30, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,337.70	$6.14	**	1.05%
Class C	$1,000.00	$1,330.90	$10.49	**	1.80%
Class I	$1,000.00	$1,337.70	$4.68	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.30	**	1.05%
Class C	$1,000.00	$1,016.00	$9.07	**	1.80%
Class I	$1,000.00	$1,021.00	$4.04	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

7

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Portfolio of Investments

Common Stocks — 97.8%
Security	Shares	Value

Capital Markets — 3.9%

Intercontinental Exchange, Inc.	137,295	$13,736,365

		$13,736,365

Chemicals — 7.7%

Ecolab, Inc.	69,420	$13,872,893

Linde PLC	56,253	13,395,527

		$27,268,420

Electronic Equipment, Instruments & Components — 3.9%

Amphenol Corp., Class A	129,444	$14,014,902

		$14,014,902

Equity Real Estate Investment Trusts (REITs) — 4.5%

American Tower Corp.	66,333	$16,034,676

		$16,034,676

Health Care Equipment & Supplies — 7.1%

Danaher Corp.	116,215	$25,024,576

		$25,024,576

Insurance — 2.7%

Marsh & McLennan Cos., Inc.	83,391	$9,564,948

		$9,564,948

Interactive Media & Services — 12.8%

Alphabet, Inc., Class C(1)	17,370	$25,526,952

Facebook, Inc., Class A(1)	75,536	19,782,878

		$45,309,830

IT Services — 15.4%

Fiserv, Inc.(1)	137,233	$14,141,861

Mastercard, Inc., Class A	41,726	14,110,481

Visa, Inc., Class A	131,299	26,255,861

		$54,508,203

Life Sciences Tools & Services — 6.0%

Thermo Fisher Scientific, Inc.	47,846	$21,124,966

		$21,124,966

Machinery — 4.6%

IDEX Corp.	30,723	$5,604,183

Xylem, Inc.	126,076	10,605,513

		$16,209,696

Security	Shares	Value

Multiline Retail — 4.3%

Dollar General Corp.	72,387	$15,173,763

		$15,173,763

Pharmaceuticals — 4.7%

Zoetis, Inc.	100,576	$16,632,253

		$16,632,253

Professional Services — 7.2%

Gartner, Inc.(1)	26,856	$3,355,657

IHS Markit, Ltd.	136,358	10,705,467

Verisk Analytics, Inc.	62,682	11,615,601

		$25,676,725

Software — 9.8%

Intuit, Inc.	38,939	$12,702,291

Microsoft Corp.	104,347	21,947,305

		$34,649,596

Specialty Retail — 3.2%

TJX Cos., Inc. (The)	205,850	$11,455,552

		$11,455,552

Total Common Stocks (identified cost $262,960,727)		$346,384,471

Short-Term Investments — 2.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.15%(2)	9,923,038	$9,923,038

Total Short-Term Investments (identified cost $9,922,850)		$9,923,038

Total Investments — 100.6% (identified cost $272,883,577)		$356,307,509

Other Assets, Less Liabilities — (0.6)%		$(2,286,400)

Net Assets — 100.0%		$354,021,109

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Statement of Assets and Liabilities

Assets	September 30, 2020

Unaffiliated investments, at value (identified cost, $262,960,727)	$346,384,471

Affiliated investment, at value (identified cost, $9,922,850)	9,923,038

Dividends receivable	162,747

Dividends receivable from affiliated investment	1,145

Receivable for Fund shares sold	703,996

Securities lending income receivable	1,553

Total assets	$357,176,950

Liabilities

Payable for investments purchased	$1,963,408

Payable for Fund shares redeemed	844,531

Payable to affiliates:

Investment adviser fee	187,836

Distribution and service fees	35,387

Other	385

Accrued expenses	124,294

Total liabilities	$3,155,841

Net Assets	$354,021,109

Sources of Net Assets

Paid-in capital	$269,618,405

Distributable earnings	84,402,704

Total	$354,021,109

Class A Shares

Net Assets	$51,523,274

Shares Outstanding	3,613,683

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.26

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$15.13

Class C Shares

Net Assets	$30,580,304

Shares Outstanding	2,353,523

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.99

Class I Shares

Net Assets	$271,917,531

Shares Outstanding	21,920,951

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.40

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Statement of Operations

Investment Income	Year Ended September 30, 2020

Dividends	$2,097,493

Dividends from affiliated investment	93,899

Securities lending income, net	35,590

Total investment income	$2,226,982

Expenses

Investment adviser fee	$1,812,333

Distribution and service fees

Class A	112,342

Class C	211,555

Trustees’ fees and expenses	15,903

Custodian fee	89,047

Transfer and dividend disbursing agent fees	229,020

Legal and accounting services	48,613

Printing and postage	42,902

Registration fees	108,527

Miscellaneous	18,157

Total expenses	$2,688,399

Deduct —

Allocation of expenses to affiliates	$133,588

Total expense reductions	$133,588

Net expenses	$2,554,811

Net investment loss	$(327,829)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,223,720

Investment transactions — affiliated investment	154

Net realized gain	$2,223,874

Change in unrealized appreciation (depreciation) —

Investments	$62,313,736

Investments — affiliated investment	188

Net change in unrealized appreciation	$62,313,924

Net realized and unrealized gain	$64,537,798

Net increase in net assets from operations	$64,209,969

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(327,829)	$(8,084)

Net realized gain	2,223,874	506,751

Net change in unrealized appreciation (depreciation)	62,313,924	9,692,005

Net increase in net assets from operations	$64,209,969	$10,190,672

Distributions to shareholders —

Class A	$(52,041)	$(2,980,725)

Class C	(20,820)	(344,958)

Class I	(316,561)	(1,243,744)

Total distributions to shareholders	$(389,422)	$(4,569,427)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$31,597,700	$25,658,434

Class C	19,661,797	7,120,191

Class I	275,752,936	93,436,174

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	49,668	2,626,420

Class C	20,604	328,863

Class I	316,509	1,226,645

Cost of shares redeemed

Class A	(31,884,538)	(6,896,384)

Class C	(3,080,018)	(720,656)

Class I	(144,884,149)	(14,165,609)

Net asset value of shares converted

Class A	150,057	295,883

Class C	(150,057)	(295,883)

Net increase in net assets from Fund share transactions	$147,550,509	$108,614,078

Net increase in net assets	$211,371,056	$114,235,323

Net Assets

At beginning of year	$142,650,053	$28,414,730

At end of year	$354,021,109	$142,650,053

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Financial Highlights

	Class A

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$11.580		$11.320		$13.260		$12.880		$14.130

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.031)		$(0.008)		$(0.023)		$(0.003)		$0.005

Net realized and unrealized gain	2.727		1.788		2.629		2.170		1.398

Total income from operations	$2.696		$1.780		$2.606		$2.167		$1.403

Less Distributions

From net investment income	$—		$—		$—		$—		$(0.006)

From net realized gain	(0.016)		(1.520)		(4.546)		(1.787)		(2.647)

Total distributions	$(0.016)		$(1.520)		$(4.546)		$(1.787)		$(2.653)

Net asset value — End of year	$14.260		$11.580		$11.320		$13.260		$12.880

Total Return(2)	23.31	%(3)	18.91	%(3)	26.96	%(3)	19.35	%(3)	10.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$51,523		$42,531		$18,938		$19,896		$54,078

Ratios (as a percentage of average daily net assets):

Expenses	1.05	%(3)	1.10	%(3)	1.25	%(3)	1.27	%(3)	1.21%

Net investment income (loss)	(0.25)%		(0.08)%		(0.21)%		(0.03)%		0.04%

Portfolio Turnover	23%		18%		14%		28%		39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.19%, 0.27% and 0.13% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$10.630		$10.590		$12.750		$12.540		$13.840

Income (Loss) From Operations

Net investment loss(1)	$(0.117)		$(0.082)		$(0.098)		$(0.095)		$(0.090)

Net realized and unrealized gain	2.493		1.642		2.484		2.092		1.365

Total income from operations	$2.376		$1.560		$2.386		$1.997		$1.275

Less Distributions

From net realized gain	$(0.016)		$(1.520)		$(4.546)		$(1.787)		$(2.575)

Total distributions	$(0.016)		$(1.520)		$(4.546)		$(1.787)		$(2.575)

Net asset value — End of year	$12.990		$10.630		$10.590		$12.750		$12.540

Total Return(2)	22.38	%(3)	18.02	%(3)	26.01	%(3)	18.41	%(3)	9.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$30,580		$9,245		$2,326		$2,194		$3,157

Ratios (as a percentage of average daily net assets):

Expenses	1.80	%(3)	1.83	%(3)	2.00	%(3)	2.02	%(3)	1.96%

Net investment loss	(1.01)%		(0.82)%		(0.96)%		(0.80)%		(0.71)%

Portfolio Turnover	23%		18%		14%		28%		39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.19%, 0.27% and 0.17% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$10.050		$10.010		$12.210		$12.010		$13.350

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.000	)(2)	$0.017		$0.003		$0.024		$0.039

Net realized and unrealized gain	2.368		1.543		2.343		1.993		1.318

Total income from operations	$2.368		$1.560		$2.346		$2.017		$1.357

Less Distributions

From net investment income	$(0.001)		$—		$—		$(0.030)		$(0.050)

From net realized gain	(0.017)		(1.520)		(4.546)		(1.787)		(2.647)

Total distributions	$(0.018)		$(1.520)		$(4.546)		$(1.817)		$(2.697)

Net asset value — End of year	$12.400		$10.050		$10.010		$12.210		$12.010

Total Return(3)	23.60	%(4)	19.22	%(4)	27.21	%(4)	19.58	%(4)	10.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$271,918		$90,874		$7,150		$7,826		$12,780

Ratios (as a percentage of average daily net assets):

Expenses	0.80	%(4)	0.82	%(4)	1.00	%(4)	1.02	%(4)	0.96%

Net investment income (loss)	(0.00	)%(5)	0.18%		0.03%		0.21%		0.32%

Portfolio Turnover	23%		18%		14%		28%		39%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.19%, 0.27% and 0.16% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Amount is less than (0.005)%.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Focused Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the

15

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Notes to Financial Statements — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:

	Year Ended September 30,
	2020	2019

Ordinary income	$35,568	$42,259

Long-term capital gains	$353,854	$4,527,168

During the year ended September 30, 2020, distributable earnings was decreased by $553,086 and paid-in capital was increased by $553,086 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$804,605

Undistributed long-term capital gains	$1,554,059

Net unrealized appreciation	$82,044,040

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$274,263,469

Gross unrealized appreciation	$82,209,027

Gross unrealized depreciation	(164,987)

Net unrealized appreciation	$82,044,040

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended September 30, 2020, the investment adviser fee amounted to $1,812,333 or 0.65% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

16

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Notes to Financial Statements — continued

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after January 31, 2021. Pursuant to this agreement, EVM and Atlanta Capital were allocated $133,588 in total of the Fund’s operating expenses for the year ended September 30, 2020.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, EVM earned $20,311 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $50,443 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2020 amounted to $112,342 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2020, the Fund paid or accrued to EVD $158,666 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2020 amounted to $52,889 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2020, the Fund was informed that EVD received approximately $10,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $207,410,787 and $61,690,565, respectively, for the year ended September 30, 2020.

17

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2020	2019

Sales	2,598,542	2,356,353

Issued to shareholders electing to receive payments of distributions in Fund shares	4,206	280,600

Redemptions	(2,673,204)	(667,961)

Converted from Class C shares	11,395	30,334

Net increase (decrease)	(59,061)	1,999,326

	Year Ended September 30,
Class C	2020	2019

Sales	1,765,571	718,968

Issued to shareholders electing to receive payments of distributions in Fund shares	1,903	38,019

Redemptions	(270,935)	(74,330)

Converted to Class A shares	(12,458)	(32,882)

Net increase	1,484,081	649,775

	Year Ended September 30,
Class I	2020	2019

Sales	26,551,307	9,697,781

Issued to shareholders electing to receive payments of distributions in Fund shares	30,879	151,251

Redemptions	(13,700,568)	(1,523,897)

Net increase	12,881,618	8,325,135

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on

18

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Notes to Financial Statements — continued

the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral. At September 30, 2020, the Fund had no securities on loan.

10  Investments in Affiliated Funds

At September 30, 2020, the value of the Fund’s investment in affiliated funds was $9,923,038, which represents 2.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$5,940,908	$170,794,573	$(166,812,785)	$154	$188	$9,923,038	$93,899	9,923,038

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$346,384,471	*	$—	$—	$346,384,471

Short-Term Investments	—		9,923,038	—	9,923,038

Total Investments	$346,384,471		$9,923,038	$—	$356,307,509

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in

19

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Notes to Financial Statements — continued

general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Subsequent Event

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.

20

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Focused Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund designates approximately $1,827,215, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $1,919,541 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

23

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment

24

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

25

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

26

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

27

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

29

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1451    9.30.20

Eaton Vance

Atlanta Capital Select Equity Fund

Annual Report

September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2020

Eaton Vance

Atlanta Capital Select Equity Fund

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2020, Atlanta Capital Select Equity Fund (the Fund) returned 6.03% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Index (the Index), which returned 16.01%.

Generally, the Fund seeks to invest in higher quality companies — those with consistent earnings and strong balance sheets over time. During the period, lower quality stocks significantly outperformed higher quality companies.

On the sector level, stock selections relative to the Index in information technology (IT), consumer discretionary, and financials were key detractors from Fund performance relative to the Index during the period.

Within the IT sector, not owning Index components Apple, Inc. and Microsoft Corp. detracted from relative Fund performance versus the Index during a period when unprecedented numbers of American employees were working remotely from home.

In the consumer discretionary sector, Aramark, a provider of food and uniform services to a range of facilities — educational, health care, corporations, prisons, and leisure — was the largest overall detractor to Fund performance relative to the Index during the period. Sales at the company were weakened as the pandemic temporarily shuttered multiple business venues.

Within the financials sector, the impact of lower interest rates negatively affected banks and other lending institutions. The Fund’s overweight allocations to White Mountains Insurance Group, Ltd., a diversified insurance and financial services holding company; and U.S. Bancorp, an American bank holding company, were detractors from Fund performance relative to the Index.

On the upside, an underweight allocation to energy, and underweight allocations and stock selections in industrials and real estate were key contributors to Fund performance relative to the Index.

A lack of exposure to energy benefited Fund performance versus the Index as the overall sector underperformed due to weak commodity pricing and reduced demand trends brought on by global pandemic shutdowns.

Although the real estate sector was hurt by the lockdown

of commercial properties, including malls and retail businesses, an overweight position in American Tower Corp., a real estate investment trust and owner and operator of wireless and broadcast communications infrastructure in several countries, contributed to Fund returns relative to the Index during the period. By period-end, the stock was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Performance2,3

Portfolio Managers William O. Bell IV, CFA, W. Matthew Hereford, CFA and Charles B. Reed, CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	01/03/2012	01/03/2012	6.03%	12.78%	13.53%
Class A with 5.75% Maximum Sales Charge	—	—	–0.08	11.45	12.76
Class C at NAV	03/19/2013	01/03/2012	5.28	11.96	12.80
Class C with 1% Maximum Sales Charge	—	—	4.28	11.96	12.80
Class I at NAV	01/03/2012	01/03/2012	6.30	13.07	13.81
Class R6 at NAV	02/01/2017	01/03/2012	6.37	13.12	13.83

Russell 1000® Index	—	—	16.01%	14.08%	14.09%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6

Gross		1.07%	1.82%	0.82%	0.77%
Net		1.05	1.80	0.80	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/03/2012	$28,679	N.A.
Class I	$250,000	01/03/2012	$774.941	N.A.

Class R6	$1,000,000	01/03/2012	$3,106,270	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Fiserv, Inc.	6.2%

TJX Cos., Inc. (The)	5.8

White Mountains Insurance Group, Ltd.	5.8

Thermo Fisher Scientific, Inc.	5.1

Visa, Inc., Class A	4.8

Global Payments, Inc.	4.7

CDW Corp.	4.3

Cooper Cos., Inc. (The)	4.3

Teleflex, Inc.	4.2

Sherwin-Williams Co. (The)	3.8

Total	49.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 – September 30, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,215.40	$5.82	**	1.05%
Class C	$1,000.00	$1,211.40	$9.95	**	1.80%
Class I	$1,000.00	$1,217.00	$4.43	**	0.80%
Class R6	$1,000.00	$1,217.50	$4.16	**	0.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.30	**	1.05%
Class C	$1,000.00	$1,016.00	$9.07	**	1.80%
Class I	$1,000.00	$1,021.00	$4.04	**	0.80%
Class R6	$1,000.00	$1,021.30	$3.79	**	0.75%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Portfolio of Investments

Common Stocks — 97.3%
Security	Shares	Value

Banks — 3.8%

U.S. Bancorp	950,696	$34,082,452

		$34,082,452

Beverages — 2.7%

Diageo PLC ADR	173,162	$23,837,481

		$23,837,481

Chemicals — 3.8%

Sherwin-Williams Co. (The)	49,359	$34,390,390

		$34,390,390

Communications Equipment — 2.3%

Motorola Solutions, Inc.	130,095	$20,400,197

		$20,400,197

Construction Materials — 2.3%

Martin Marietta Materials, Inc.	86,588	$20,379,352

		$20,379,352

Containers & Packaging — 3.7%

Ball Corp.	394,734	$32,810,290

		$32,810,290

Electrical Equipment — 2.2%

AMETEK, Inc.	194,360	$19,319,384

		$19,319,384

Electronic Equipment, Instruments & Components — 4.3%

CDW Corp.	324,638	$38,803,980

		$38,803,980

Food Products — 1.7%

Nestle S.A. ADR	126,951	$15,139,541

		$15,139,541

Health Care Equipment & Supplies — 16.0%

Cooper Cos., Inc. (The)	112,931	$38,071,298

Danaher Corp.	86,748	18,679,447

DENTSPLY SIRONA, Inc.	475,348	20,786,968

STERIS PLC	156,915	27,646,854

Teleflex, Inc.	109,883	37,406,371

		$142,590,938

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.9%

Aramark	977,945	$25,866,645

		$25,866,645

Insurance — 7.9%

Markel Corp.(1)	19,413	$18,902,438

White Mountains Insurance Group, Ltd.	65,919	51,350,901

		$70,253,339

Interactive Media & Services — 3.7%

Alphabet, Inc., Class C(1)	22,329	$32,814,698

		$32,814,698

IT Services — 18.2%

Fidelity National Information Services, Inc.	150,734	$22,189,552

Fiserv, Inc.(1)	535,677	55,201,515

Global Payments, Inc.	235,789	41,871,411

Visa, Inc., Class A	214,585	42,910,562

		$162,173,040

Life Sciences Tools & Services — 5.1%

Thermo Fisher Scientific, Inc.	103,246	$45,585,174

		$45,585,174

Professional Services — 2.2%

Verisk Analytics, Inc.	106,413	$19,719,393

		$19,719,393

Software — 2.0%

Autodesk, Inc.(1)	77,659	$17,940,006

		$17,940,006

Specialty Retail — 12.5%

O’Reilly Automotive, Inc.(1)	66,974	$30,880,372

Ross Stores, Inc.	302,842	28,261,215

TJX Cos., Inc. (The)	933,930	51,973,205

		$111,114,792

Total Common Stocks (identified cost $674,883,956)		$867,221,092

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Portfolio of Investments — continued

Short-Term Investments — 2.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.15%(2)	23,292,874	$23,292,874

Total Short-Term Investments (identified cost $23,292,874)		$23,292,874

Total Investments — 99.9% (identified cost $698,176,830)		$890,513,966

Other Assets, Less Liabilities — 0.1%		$621,848

Net Assets — 100.0%		$891,135,814

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.

Abbreviations:

ADR	–	American Depositary Receipt

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Statement of Assets and Liabilities

Assets	September 30, 2020

Unaffiliated investments, at value (identified cost, $674,883,956)	$867,221,092

Affiliated investment, at value (identified cost, $23,292,874)	23,292,874

Dividends receivable	950,776

Dividends receivable from affiliated investment	3,774

Receivable for Fund shares sold	1,398,891

Tax reclaims receivable	197,014

Total assets	$893,064,421

Liabilities

Payable for Fund shares redeemed	$1,150,830

Payable to affiliates:

Investment adviser and administration fee	502,758

Distribution and service fees	53,372

Other	7,777

Accrued expenses	213,870

Total liabilities	$1,928,607

Net Assets	$891,135,814

Sources of Net Assets

Paid-in capital	$666,590,770

Distributable earnings	224,545,044

Total	$891,135,814

Class A Shares

Net Assets	$72,953,243

Shares Outstanding	2,704,783

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$26.97

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$28.62

Class C Shares

Net Assets	$46,117,004

Shares Outstanding	1,816,438

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$25.39

Class I Shares

Net Assets	$750,583,589

Shares Outstanding	27,251,941

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$27.54

Class R6 Shares

Net Assets	$21,481,978

Shares Outstanding	778,365

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$27.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Statement of Operations

Investment Income	Year Ended September 30, 2020

Dividends (net of foreign taxes, $53,159)	$5,654,902

Dividends from affiliated investment	581,440

Securities lending income, net	2,965

Total investment income	$6,239,307

Expenses

Investment adviser and administration fee	$5,420,563

Distribution and service fees

Class A	182,932

Class C	413,223

Trustees’ fees and expenses	41,458

Custodian fee	199,655

Transfer and dividend disbursing agent fees	424,063

Legal and accounting services	57,225

Printing and postage	51,947

Registration fees	137,931

Miscellaneous	33,555

Total expenses	$6,962,552

Deduct —

Allocation of expenses to affiliates	$67,402

Total expense reductions	$67,402

Net expenses	$6,895,150

Net investment loss	$(655,843)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$41,132,340

Investment transactions — affiliated investment	(3,914)

Net realized gain	$41,128,426

Change in unrealized appreciation (depreciation) —

Investments	$13,279,719

Investments — affiliated investment	(745)

Net change in unrealized appreciation (depreciation)	$13,278,974

Net realized and unrealized gain	$54,407,400

Net increase in net assets from operations	$53,751,557

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income (loss)	$(655,843)	$137,107

Net realized gain	41,128,426	8,975,161

Net change in unrealized appreciation (depreciation)	13,278,974	62,110,988

Net increase in net assets from operations	$53,751,557	$71,223,256

Distributions to shareholders —

Class A	$(710,247)	$(1,845,688)

Class C	(372,027)	(1,007,198)

Class I	(5,067,461)	(11,796,312)

Class R6	(240,915)	(570,126)

Total distributions to shareholders	$(6,390,650)	$(15,219,324)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$30,894,593	$38,940,359

Class C	24,061,229	12,198,572

Class I	525,718,724	232,090,098

Class R6	12,806,672	6,607,520

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	592,067	1,668,436

Class C	264,400	893,649

Class I	3,938,288	10,316,450

Class R6	217,601	570,126

Cost of shares redeemed

Class A	(41,799,756)	(16,600,360)

Class C	(11,394,433)	(6,318,638)

Class I	(285,152,500)	(115,689,728)

Class R6	(12,371,668)	(3,859,972)

Net asset value of shares converted

Class A	1,523,888	1,104,947

Class C	(1,523,888)	(1,104,947)

Net increase in net assets from Fund share transactions	$247,775,217	$160,816,512

Net increase in net assets	$295,136,124	$216,820,444

Net Assets

At beginning of year	$595,999,690	$379,179,246

At end of year	$891,135,814	$595,999,690

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Financial Highlights

	Class A

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$25.680	$23.050	$19.980	$17.590	$16.320

Income (Loss) From Operations

Net investment loss(1)	$(0.071)	$(0.030)	$(0.051)	$(0.034)	$(0.054)

Net realized and unrealized gain	1.612	3.567	3.448	2.427	1.870

Total income from operations	$1.541	$3.537	$3.397	$2.393	$1.816

Less Distributions

From net realized gain	$(0.251)	$(0.907)	$(0.327)	$(0.003)	$(0.546)

Total distributions	$(0.251)	$(0.907)	$(0.327)	$(0.003)	$(0.546)

Net asset value — End of year	$26.970	$25.680	$23.050	$19.980	$17.590

Total Return(2)(3)	6.03%	16.23%	17.20%	13.67%	11.23%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$72,953	$78,208	$46,288	$84,692	$72,865

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.05%	1.05%	1.05%	1.10%	1.20%

Net investment loss	(0.28)%	(0.13)%	(0.24)%	(0.18)%	(0.32)%

Portfolio Turnover	18%	18%	3%	14%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04%, 0.07% and 0.05% of average daily net assets for the years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$24.360	$22.080	$19.290	$17.110	$16.000

Income (Loss) From Operations

Net investment loss(1)	$(0.246)	$(0.195)	$(0.196)	$(0.168)	$(0.175)

Net realized and unrealized gain	1.527	3.382	3.313	2.351	1.831

Total income from operations	$1.281	$3.187	$3.117	$2.183	$1.656

Less Distributions

From net realized gain	$(0.251)	$(0.907)	$(0.327)	$(0.003)	$(0.546)

Total distributions	$(0.251)	$(0.907)	$(0.327)	$(0.003)	$(0.546)

Net asset value — End of year	$25.390	$24.360	$22.080	$19.290	$17.110

Total Return(2)(3)	5.28%	15.32%	16.36%	12.76%	10.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$46,117	$32,809	$24,222	$22,588	$19,479

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.80%	1.80%	1.80%	1.85%	1.95%

Net investment loss	(1.01)%	(0.89)%	(0.96)%	(0.93)%	(1.05)%

Portfolio Turnover	18%	18%	3%	14%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04%, 0.07% and 0.05% of average daily net assets for the years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$26.150	$23.400	$20.220	$17.760	$16.430

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.002)	$0.028	$0.009	$0.015	$(0.007)

Net realized and unrealized gain	1.643	3.629	3.498	2.448	1.883

Total income from operations	$1.641	$3.657	$3.507	$2.463	$1.876

Less Distributions

From net realized gain	$(0.251)	$(0.907)	$(0.327)	$(0.003)	$(0.546)

Total distributions	$(0.251)	$(0.907)	$(0.327)	$(0.003)	$(0.546)

Net asset value — End of year	$27.540	$26.150	$23.400	$20.220	$17.760

Total Return(2)(3)	6.30%	16.51%	17.49%	13.93%	11.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$750,584	$464,862	$294,066	$252,429	$168,322

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.80%	0.80%	0.80%	0.85%	0.95%

Net investment income (loss)	(0.01)%	0.12%	0.04%	0.08%	(0.04)%

Portfolio Turnover	18%	18%	3%	14%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04%, 0.07% and 0.05% of average daily net assets for the years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Financial Highlights — continued

	Class R6

	Year Ended September 30,			Period Ended September 30, 2017(1)
	2020	2019	2018

Net asset value — Beginning of period	$26.190	$23.420	$20.230	$18.230

Income (Loss) From Operations

Net investment income(2)	$0.011	$0.039	$0.025	$0.040

Net realized and unrealized gain	1.650	3.638	3.492	1.960

Total income from operations	$1.661	$3.677	$3.517	$2.000

Less Distributions

From net realized gain	$(0.251)	$(0.907)	$(0.327)	$—

Total distributions	$(0.251)	$(0.907)	$(0.327)	$—

Net asset value — End of period	$27.600	$26.190	$23.420	$20.230

Total Return(3)(4)	6.37%	16.58%	17.59%	10.97	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,482	$20,121	$14,603	$11

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.75%	0.75%	0.75%	0.75	%(6)

Net investment income	0.04%	0.17%	0.11%	0.32	%(6)

Portfolio Turnover	18%	18%	3%	14	%(7)

(1)	For the period from the commencement of operations, February 1, 2017, to September 30, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04% and 0.06% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and the period from the commencement of operations, February 1, 2017, to September 30, 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the Fund’s year ended September 30, 2017.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Select Equity Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

16

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:

	Year Ended September 30,
	2020	2019

Ordinary income	$536,367	$761,889

Long-term capital gains	$5,854,283	$14,457,435

During the year ended September 30, 2020, distributable earnings was decreased by $5,139,151 and paid-in capital was increased by $5,139,151 due the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,689,182

Undistributed long-term capital gains	$30,274,169

Net unrealized appreciation	$192,581,693

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$697,932,273

Gross unrealized appreciation	$220,003,297

Gross unrealized depreciation	(27,421,604)

Net unrealized appreciation	$192,581,693

17

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.675% on net assets of $500 million but less than $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended September 30, 2020, the investment adviser and administration fee amounted to $5,420,563 or 0.69% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 0.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after January 31, 2021. Pursuant to this agreement, EVM and Atlanta Capital were allocated $67,402 in total of the Fund’s operating expenses for the year ended September 30, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, EVM earned $12,801 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $59,650 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2020 amounted to $182,932 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2020, the Fund paid or accrued to EVD $309,916 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2020 amounted to $103,307 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2020, the Fund was informed that EVD received approximately $37,000 and $21,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $382,857,144 and $130,492,825, respectively, for the year ended September 30, 2020.

18

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2020	2019

Sales	1,206,068	1,620,830

Issued to shareholders electing to receive payments of distributions in Fund shares	22,486	79,525

Redemptions	(1,631,151)	(714,041)

Converted from Class C shares	61,397	51,136

Net increase (decrease)	(341,200)	1,037,450

	Year Ended September 30,
Class C	2020	2019

Sales	1,005,442	548,270

Issued to shareholders electing to receive payments of distributions in Fund shares	10,606	44,616

Redemptions	(481,234)	(289,808)

Converted to Class A shares	(65,053)	(53,650)

Net increase	469,761	249,428

	Year Ended September 30,
Class I	2020	2019

Sales	20,519,960	9,680,522

Issued to shareholders electing to receive payments of distributions in Fund shares	146,787	483,886

Redemptions	(11,192,686)	(4,955,678)

Net increase	9,474,061	5,208,730

	Year Ended September 30,
Class R6	2020	2019

Sales	490,778	273,896

Issued to shareholders electing to receive payments of distributions in Fund shares	8,098	26,704

Redemptions	(488,814)	(155,857)

Net increase	10,062	144,743

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did

19

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Notes to Financial Statements — continued

not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral. At September 30, 2020, the Fund had no securities on loan.

10  Investments in Affiliated Funds

At September 30, 2020, the value of the Fund’s investment in affiliated funds was $23,292,874, which represents 2.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$54,547,338	$369,141,198	$(400,391,003)	$(3,914)	$(745)	$23,292,874	$581,440	23,292,874

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$867,221,092	*	$—	$—	$867,221,092

Short-Term Investments	—		23,292,874	—	23,292,874

Total Investments	$867,221,092		$23,292,874	$—	$890,513,966

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

20

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Notes to Financial Statements — continued

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Subsequent Event

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.

21

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Select Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund designates approximately $5,682,306, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $38,610,386 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

24

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment

25

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s abilities and experience in implementing the Fund’s investment strategies. In particular, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including both U.S. and foreign common stocks. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

26

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

27

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

28

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

29

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5748    9.30.20

Eaton Vance

Atlanta Capital SMID-Cap Fund

Annual Report

September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2020

Eaton Vance

Atlanta Capital SMID-Cap Fund

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2020, Atlanta Capital SMID-Cap Fund (the Fund) returned -5.21% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 2500™ Index (the Index), which returned 2.22%.

Generally, the Fund seeks to invest in higher quality companies — those with consistent earnings and strong balance sheets over time. During the period, lower quality stocks significantly outperformed higher quality companies.

On the sector level, stock selections in information technology (IT), consumer discretionary, and health care were key detractors from Fund performance relative to the Index during the period.

Within the IT sector, WEX, Inc., a provider of payment processing and information management services; and Blackbaud, Inc., a cloud- computing provider that serves nonprofits, educational institutions, and religious organizations, detracted from relative Fund performance versus the Index as normal business activities were disrupted by commercial lockdowns to combat the pandemic.

In the consumer discretionary sector, Aramark, a provider of food and uniform services to a range of facilities — educational, health care, corporations, prisons, and leisure — was the largest overall detractor to relative Fund performance. Likewise, an overweight position in ServiceMaster Global Holdings, Inc., a provider of residential and commercial services, also detracted from relative Fund performance during the period. Sales at these companies were weakened as the pandemic temporarily shuttered multiple business venues.

In the health care sector, DENTSPLY SIRONA, Inc., a dental equipment maker, detracted from Fund performance relative to the Index during a period when discretionary medical visits declined.

On the upside, an underweight position in real estate, stock selections in financials, and an underweight position in the energy sector were key contributors to Fund performance relative to the Index. Not owning certain Index components that were severely affected by the pandemic was a contributor to Fund performance during the period.

In the real estate sector, Fund performance benefited from underweighted exposure versus the Index as the lockdown of malls and retail businesses put pressure on investments in commercial properties during the period.

Within the financials sector, the impact of lower interest rates negatively affected banks and other lending institutions. However, the Fund’s overweight allocation to FactSet Research Systems, Inc., a financial data and software company that grew its revenue during the period, was the largest contributor to Fund performance relative to the Index.

A lack of exposure to energy benefited Fund returns relative to the Index during the period as the overall sector underperformed due to weak commodity pricing and reduced demand trends brought on by global pandemic shutdowns.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Performance2,3

Portfolio Managers Charles B. Reed, CFA, William O. Bell IV, CFA and W. Matthew Hereford, CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/28/2003	04/30/2002	–5.21%	11.42%	13.18%
Class A with 5.75% Maximum Sales Charge	—	—	–10.66	10.11	12.52
Class C at NAV	10/01/2009	04/30/2002	–5.89	10.59	12.35
Class C with 1% Maximum Sales Charge	—	—	–6.76	10.59	12.35
Class I at NAV	04/30/2002	04/30/2002	–4.95	11.70	13.47
Class R at NAV	08/03/2009	04/30/2002	–5.43	11.14	12.91
Class R6 at NAV	07/01/2014	04/30/2002	–4.85	11.80	13.54

Russell 2500™ Index	—	—	2.22%	8.96%	10.80%
Russell 2000® Index	—	—	0.39	7.99	9.84

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

	1.17%	1.92%	0.92%	1.42%	0.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	09/30/2010	$32,061	N.A.
Class I	$250,000	09/30/2010	$885,446	N.A.
Class R	$10,000	09/30/2010	$33,719	N.A.
Class R6	$1,000,000	09/30/2010	$3,563,045	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

WR Berkley Corp.	4.6%

Carlisle Cos., Inc.	3.2

WEX, Inc.	3.2

AptarGroup, Inc.	3.0

Aramark	3.0

J.B. Hunt Transport Services, Inc.	3.0

ServiceMaster Global Holdings, Inc.	2.8

RPM International, Inc.	2.7

Envista Holdings Corp.	2.7

IAA, Inc.	2.4

Total	30.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2500™ Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective September 30, 2020, shares of the Fund are available for purchase by new investors.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 – September 30, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Atlanta Capital SMID-Cap Fund

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,259.90	$6.61	1.17%
Class C	$1,000.00	$1,255.50	$10.88	1.93%
Class I	$1,000.00	$1,261.60	$5.20	0.92%
Class R	$1,000.00	$1,258.90	$8.02	1.42%
Class R6	$1,000.00	$1,262.40	$4.64	0.82%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$5.91	1.17%
Class C	$1,000.00	$1,015.40	$9.72	1.93%
Class I	$1,000.00	$1,020.40	$4.65	0.92%
Class R	$1,000.00	$1,017.90	$7.16	1.42%
Class R6	$1,000.00	$1,020.90	$4.14	0.82%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.

6

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Portfolio of Investments

Common Stocks — 98.3%
Security	Shares	Value

Aerospace & Defense — 2.9%

HEICO Corp.	1,289,031	$134,909,984

Hexcel Corp.(1)	5,392,365	180,913,846

		$315,823,830

Banks — 2.1%

Prosperity Bancshares, Inc.	2,369,668	$122,819,892

Umpqua Holdings Corp.	10,041,493	106,640,656

		$229,460,548

Building Products — 2.3%

Lennox International, Inc.	938,582	$255,866,839

		$255,866,839

Capital Markets — 6.2%

Affiliated Managers Group, Inc.	1,661,905	$113,641,064

FactSet Research Systems, Inc.	326,293	109,269,000

Morningstar, Inc.	1,236,686	198,624,138

SEI Investments Co.	5,084,711	257,896,542

		$679,430,744

Chemicals — 2.7%

RPM International, Inc.	3,578,715	$296,460,751

		$296,460,751

Commercial Services & Supplies — 2.4%

IAA, Inc.(2)	5,015,252	$261,144,171

		$261,144,171

Containers & Packaging — 3.0%

AptarGroup, Inc.	2,935,481	$332,296,449

		$332,296,449

Distributors — 2.2%

LKQ Corp.(2)	4,055,591	$112,461,539

Pool Corp.	373,208	124,853,004

		$237,314,543

Diversified Consumer Services — 4.5%

Frontdoor, Inc.(2)	2,712,006	$105,524,153

Service Corp. International	2,128,575	89,783,294

ServiceMaster Global Holdings, Inc.(1)(2)	7,570,911	301,927,931

		$497,235,378

Security	Shares	Value

Electrical Equipment — 1.2%

Acuity Brands, Inc.	1,325,331	$135,647,628

		$135,647,628

Electronic Equipment, Instruments & Components — 5.2%

CDW Corp.	1,243,277	$148,608,900

Dolby Laboratories, Inc., Class A	1,964,499	130,206,993

FLIR Systems, Inc.	2,843,281	101,931,624

Trimble, Inc.(2)	3,759,787	183,101,627

		$563,849,144

Health Care Equipment & Supplies — 6.9%

DENTSPLY SIRONA, Inc.	5,755,850	$251,703,321

Envista Holdings Corp.(1)(2)	11,832,223	292,019,264

Teleflex, Inc.	295,282	100,519,898

Varian Medical Systems, Inc.(2)	672,571	115,682,212

		$759,924,695

Health Care Providers & Services — 0.7%

Henry Schein, Inc.(2)	1,336,213	$78,542,600

		$78,542,600

Hotels, Restaurants & Leisure — 5.0%

Aramark	12,532,624	$331,487,905

Choice Hotels International, Inc.	2,572,449	221,127,716

		$552,615,621

Industrial Conglomerates — 3.2%

Carlisle Cos., Inc.(1)	2,882,546	$352,737,154

		$352,737,154

Insurance — 8.8%

Brown & Brown, Inc.	4,948,109	$224,000,894

Markel Corp.(2)	247,113	240,613,928

W.R. Berkley Corp.	8,243,239	504,074,065

		$968,688,887

IT Services — 11.7%

Booz Allen Hamilton Holding Corp., Class A	1,788,230	$148,387,326

Broadridge Financial Solutions, Inc.	1,711,499	225,917,868

CACI International, Inc., Class A(2)	852,094	181,632,357

Gartner, Inc.(2)	2,058,316	257,186,584

Jack Henry & Associates, Inc.	729,574	118,621,437

WEX, Inc.(1)(2)	2,527,456	351,240,560

		$1,282,986,132

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 3.1%

Bio-Rad Laboratories, Inc., Class A(2)	324,462	$167,247,182

Bio-Techne Corp.	708,946	175,627,193

		$342,874,375

Machinery — 5.8%

Donaldson Co., Inc.	2,241,179	$104,035,529

Graco, Inc.	1,891,335	116,033,402

IDEX Corp.	1,026,073	187,165,976

Nordson Corp.	1,159,448	222,405,316

		$629,640,223

Marine — 1.0%

Kirby Corp.(1)(2)	3,155,908	$114,149,192

		$114,149,192

Professional Services — 1.0%

TransUnion	1,252,533	$105,375,601

		$105,375,601

Real Estate Management & Development — 1.4%

Jones Lang LaSalle, Inc.	1,543,437	$147,645,183

		$147,645,183

Road & Rail — 4.7%

J.B. Hunt Transport Services, Inc.	2,604,517	$329,158,859

Landstar System, Inc.	1,489,053	186,861,261

		$516,020,120

Software — 4.5%

Blackbaud, Inc.(1)	3,277,226	$182,967,527

Fair Isaac Corp.(2)	203,476	86,554,621

Manhattan Associates, Inc.(2)	2,351,565	224,550,942

		$494,073,090

Specialty Retail — 4.0%

Burlington Stores, Inc.(2)	830,301	$171,116,733

Sally Beauty Holdings, Inc.(1)(2)	8,128,402	70,635,813

Ulta Beauty, Inc.(2)	855,076	191,519,923

		$433,272,469

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.8%

Columbia Sportswear Co.	2,211,111	$192,322,435

		$192,322,435

Total Common Stocks (identified cost $7,718,576,186)		$10,775,397,802

Short-Term Investments — 1.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.15%(3)	203,022,465	$203,022,465

Total Short-Term Investments (identified cost $203,022,465)		$203,022,465

Total Investments — 100.1% (identified cost $7,921,598,651)		$10,978,420,267

Other Assets, Less Liabilities — (0.1)%		$(15,467,142)

Net Assets — 100.0%		$10,962,953,125

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Affiliated company (see Note 10).

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Statement of Assets and Liabilities

Assets	September 30, 2020

Unaffiliated investments, at value (identified cost, $6,011,008,122)	$8,928,806,515

Affiliated investments, at value (identified cost, $1,910,590,529)	2,049,613,752

Dividends receivable	3,372,452

Dividends receivable from affiliated investments	17,402

Receivable for investments sold	1,091,838

Receivable for Fund shares sold	10,643,267

Securities lending income receivable	177

Total assets	$10,993,545,403

Liabilities

Payable for Fund shares redeemed	$20,518,318

Payable to affiliates:

Investment adviser fee	7,330,634

Distribution and service fees	579,964

Accrued expenses	2,163,362

Total liabilities	$30,592,278

Net Assets	$10,962,953,125

Sources of Net Assets

Paid-in capital	$6,773,411,867

Distributable earnings	4,189,541,258

Total	$10,962,953,125

Class A Shares

Net Assets	$1,360,610,494

Shares Outstanding	44,331,246

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$30.69

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$32.56

Class C Shares

Net Assets	$101,803,664

Shares Outstanding	3,686,435

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$27.62

Class I Shares

Net Assets	$5,185,674,885

Shares Outstanding	150,410,028

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$34.48

Class R Shares

Net Assets	$480,822,089

Shares Outstanding	16,213,081

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$29.66

Class R6 Shares

Net Assets	$3,834,041,993

Shares Outstanding	110,528,019

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$34.69

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Statement of Operations

Investment Income	Year Ended September 30, 2020

Dividends	$76,186,186

Dividends from affiliated investments	27,636,223

Securities lending income, net	45,766

Total investment income	$103,868,175

Expenses

Investment adviser fee	$93,084,892

Distribution and service fees

Class A	3,837,982

Class C	1,436,293

Class R	2,613,826

Trustees’ fees and expenses	108,500

Custodian fee	1,577,604

Transfer and dividend disbursing agent fees	8,770,984

Legal and accounting services	320,224

Printing and postage	402,424

Registration fees	235,725

Miscellaneous	408,733

Total expenses	$112,797,187

Net investment loss	$(8,929,012)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,458,783,177

Investment transactions — affiliated investments	(45,529,373)

Net realized gain	$1,413,253,804

Change in unrealized appreciation (depreciation) —

Investments	$(1,136,737,221)

Investments — affiliated investments	(968,141,122)

Net change in unrealized appreciation (depreciation)	$(2,104,878,343)

Net realized and unrealized loss	$(691,624,539)

Net decrease in net assets from operations	$(700,553,551)

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(8,929,012)	$(9,398,495)

Net realized gain	1,413,253,804	1,254,372,720

Net change in unrealized appreciation (depreciation)	(2,104,878,343)	(270,690,258)

Net increase (decrease) in net assets from operations	$(700,553,551)	$974,283,967

Distributions to shareholders —

Class A	$(118,485,141)	$(116,136,969)

Class C	(13,171,852)	(15,638,185)

Class I	(434,441,377)	(419,348,036)

Class R	(40,829,936)	(36,842,583)

Class R6	(239,893,424)	(157,053,225)

Total distributions to shareholders	$(846,821,730)	$(745,018,998)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$271,681,617	$288,294,243

Class C	3,623,558	5,665,563

Class I	1,234,996,774	1,119,643,472

Class R	55,368,341	67,210,497

Class R6	1,352,459,833	1,141,759,814

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	105,132,614	102,122,597

Class C	11,594,986	14,055,764

Class I	361,434,165	333,675,062

Class R	40,110,464	35,556,639

Class R6	202,187,227	154,871,459

Cost of shares redeemed

Class A	(580,456,181)	(581,985,396)

Class C	(53,727,685)	(57,141,865)

Class I	(2,533,279,161)	(2,042,208,669)

Class R	(127,499,186)	(104,132,728)

Class R6	(911,921,901)	(638,108,378)

Net asset value of shares converted

Class A	15,520,040	15,185,944

Class C	(15,520,040)	(15,185,944)

Net decrease in net assets from Fund share transactions	$(568,294,535)	$(160,721,926)

Net increase (decrease) in net assets	$(2,115,669,816)	$68,543,043

Net Assets

At beginning of year	$13,078,622,941	$13,010,079,898

At end of year	$10,962,953,125	$13,078,622,941

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Financial Highlights

	Class A

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$34.740	$34.450	$29.050		$25.770		$23.780

Income (Loss) From Operations

Net investment loss(1)	$(0.088)	$(0.088)	$(0.096)		$(0.101)		$(0.087)

Net realized and unrealized gain (loss)	(1.586)	2.526	6.606		4.379		3.812

Total income (loss) from operations	$(1.674)	$2.438	$6.510		$4.278		$3.725

Less Distributions

From net realized gain	$(2.376)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Total distributions	$(2.376)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Net asset value — End of year	$30.690	$34.740	$34.450		$29.050		$25.770

Total Return(2)	(5.21)%	8.29%	22.97%		17.06%		16.27%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,360,610	$1,764,848	$1,935,900		$1,711,298		$1,764,805

Ratios (as a percentage of average daily net assets):

Expenses	1.17%	1.17%	1.16	%(3)	1.19	%(3)	1.21	%(3)

Net investment loss	(0.29)%	(0.28)%	(0.30	)%(3)	(0.38	)%(3)	(0.35	)%(3)

Portfolio Turnover of the Portfolio(4)	—	—	3%		11%		17%

Portfolio Turnover of the Fund	21%	16%	5	%(5)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$31.700	$31.870	$27.140		$24.320		$22.690

Income (Loss) From Operations

Net investment loss(1)	$(0.290)	$(0.298)	$(0.310)		$(0.284)		$(0.257)

Net realized and unrealized gain (loss)	(1.429)	2.276	6.150		4.102		3.622

Total income (loss) from operations	$(1.719)	$1.978	$5.840		$3.818		$3.365

Less Distributions

From net realized gain	$(2.361)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Total distributions	$(2.361)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Net asset value — End of year	$27.620	$31.700	$31.870		$27.140		$24.320

Total Return(2)	(5.89)%	7.46%	22.09%		16.15%		15.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$101,804	$181,257	$239,937		$226,669		$240,309

Ratios (as a percentage of average daily net assets):

Expenses	1.92%	1.92%	1.91	%(3)	1.94	%(3)	1.96	%(3)

Net investment loss	(1.03)%	(1.03)%	(1.06	)%(3)	(1.13	)%(3)	(1.10	)%(3)

Portfolio Turnover of the Portfolio(4)	—	—	3%		11%		17%

Portfolio Turnover of the Fund	21%	16%	5	%(5)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$38.710	$38.030	$31.880		$28.120		$25.740

Income (Loss) From Operations

Net investment loss(1)	$(0.012)	$(0.009)	$(0.020)		$(0.039)		$(0.027)

Net realized and unrealized gain (loss)	(1.767)	2.837	7.280		4.797		4.142

Total income (loss) from operations	$(1.779)	$2.828	$7.260		$4.758		$4.115

Less Distributions

From net investment income	$(0.015)	$—	$—		$—		$—

From net realized gain	(2.436)	(2.148)	(1.110)		(0.998)		(1.735)

Total distributions	$(2.451)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Net asset value — End of year	$34.480	$38.710	$38.030		$31.880		$28.120

Total Return(2)	(4.95)%	8.55%	23.30%		17.35%		16.56%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,185,675	$6,906,251	$7,422,332		$6,245,313		$4,816,563

Ratios (as a percentage of average daily net assets):

Expenses	0.92%	0.92%	0.91	%(3)	0.94	%(3)	0.96	%(3)

Net investment loss	(0.04)%	(0.03)%	(0.06	)%(3)	(0.13	)%(3)	(0.10	)%(3)

Portfolio Turnover of the Portfolio(4)	—	—	3%		11%		17%

Portfolio Turnover of the Fund	21%	16%	5	%(5)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Financial Highlights — continued

	Class R

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$33.710	$33.580	$28.410		$25.290		$23.420

Income (Loss) From Operations

Net investment loss(1)	$(0.161)	$(0.162)	$(0.171)		$(0.166)		$(0.147)

Net realized and unrealized gain (loss)	(1.528)	2.440	6.451		4.284		3.752

Total income (loss) from operations	$(1.689)	$2.278	$6.280		$4.118		$3.605

Less Distributions

From net realized gain	$(2.361)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Total distributions	$(2.361)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Net asset value — End of year	$29.660	$33.710	$33.580		$28.410		$25.290

Total Return(2)	(5.43)%	8.01%	22.67%		16.74%		16.00%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$480,822	$588,076	$583,049		$458,145		$337,874

Ratios (as a percentage of average daily net assets):

Expenses	1.42%	1.42%	1.41	%(3)	1.44	%(3)	1.46	%(3)

Net investment loss	(0.54)%	(0.53)%	(0.55	)%(3)	(0.63	)%(3)	(0.60	)%(3)

Portfolio Turnover of the Portfolio(4)	—	—	3%		11%		17%

Portfolio Turnover of the Fund	21%	16%	5	%(5)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Financial Highlights — continued

	Class R6

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$38.930	$38.200	$31.990		$28.190		$25.780

Income (Loss) From Operations

Net investment income (loss)(1)	$0.019	$0.023	$0.016		$(0.010)		$(0.002)

Net realized and unrealized gain (loss)	(1.774)	2.855	7.304		4.808		4.147

Total income (loss) from operations	$(1.755)	$2.878	$7.320		$4.798		$4.145

Less Distributions

From net investment income	$(0.049)	$—	$—		$—		$—

From net realized gain	(2.436)	(2.148)	(1.110)		(0.998)		(1.735)

Total distributions	$(2.485)	$(2.148)	$(1.110)		$(0.998)		$(1.735)

Net asset value — End of year	$34.690	$38.930	$38.200		$31.990		$28.190

Total Return(2)	(4.85)%	8.64%	23.41%		17.45%		16.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,834,042	$3,638,192	$2,828,862		$1,642,985		$798,553

Ratios (as a percentage of average daily net assets):

Expenses	0.82%	0.82%	0.82	%(3)	0.84	%(3)	0.87	%(3)

Net investment income (loss)	0.06%	0.07%	0.05	%(3)	(0.03	)%(3)	(0.01	)%(3)

Portfolio Turnover of the Portfolio(5)	—	—	3%		11%		17%

Portfolio Turnover of the Fund	21%	16%	5	%(5)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital SMID-Cap Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Effective after the close of business on January 15, 2013 through September 29, 2020, the Fund was closed to new investors, with limited exceptions. Effective September 30, 2020, shares of the Fund are available for purchase by new investors. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

17

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:

	Year Ended September 30,
	2020	2019

Ordinary income	$27,972,961	$—

Long-term capital gains	$818,848,769	$745,018,998

During the year ended September 30, 2020, distributable earnings was decreased by $176,880,670 and paid-in capital was increased by $176,880,670 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$1,137,335,486

Late year ordinary losses	$(5,374,664)

Net unrealized appreciation	$3,057,580,436

At September 30, 2020, the Fund had a late year ordinary loss of $5,374,664 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,920,839,831

Gross unrealized appreciation	$3,610,404,187

Gross unrealized depreciation	(552,823,751)

Net unrealized appreciation	$3,057,580,436

18

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million, 0.9375% on net assets of $500 million but less than $1 billion, 0.875% on net assets of $1 billion but less than $2.5 billion, 0.8125% on net assets of $2.5 billion but less than $5 billion, 0.75% on net assets of $5 billion but less than $7.5 billion, 0.73% on net assets of $7.5 billion but less than $10 billion, 0.72% on net assets of $10 billion but less than $15 billion and 0.70% on net assets of $15 billion and over, and is payable monthly. For the year ended September 30, 2020, the investment adviser fee amounted to $93,084,892 or 0.79% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, EVM earned $266,338 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,725 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2020 amounted to $3,837,982 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2020, the Fund paid or accrued to EVD $1,077,220 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended September 30, 2020, the Fund paid or accrued to EVD $1,306,913 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2020 amounted to $359,073 and $1,306,913 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2020, the Fund was informed that EVD received approximately $5,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,371,634,807 and $3,593,919,098, respectively, for the year ended September 30, 2020.

19

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2020	2019

Sales	8,902,972	9,220,434

Issued to shareholders electing to receive payments of distributions in Fund shares	3,228,889	3,510,574

Redemptions	(19,126,574)	(18,624,421)

Converted from Class C shares	520,676	508,168

Net decrease	(6,474,037)	(5,385,245)

	Year Ended September 30,
Class C	2020	2019

Sales	127,999	202,927

Issued to shareholders electing to receive payments of distributions in Fund shares	393,317	526,236

Redemptions	(1,976,043)	(1,985,283)

Converted to Class A shares	(576,624)	(554,422)

Net decrease	(2,031,351)	(1,810,542)

	Year Ended September 30,
Class I	2020	2019

Sales	37,203,522	32,638,695

Issued to shareholders electing to receive payments of distributions in Fund shares	9,902,306	10,314,531

Redemptions	(75,102,431)	(59,711,903)

Net decrease	(27,996,603)	(16,758,677)

	Year Ended September 30,
Class R	2020	2019

Sales	1,865,358	2,215,751

Issued to shareholders electing to receive payments of distributions in Fund shares	1,272,137	1,256,862

Redemptions	(4,369,936)	(3,389,324)

Net increase (decrease)	(1,232,441)	83,289

	Year Ended September 30,
Class R6	2020	2019

Sales	38,372,196	32,755,764

Issued to shareholders electing to receive payments of distributions in Fund shares	5,509,189	4,763,810

Redemptions	(26,798,959)	(18,120,567)

Net increase	17,082,426	19,399,007

20

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral. At September 30, 2020, the Fund had no securities on loan.

10  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2020, the value of the Fund’s investments in affiliated companies and funds was $2,049,613,752, which represents 18.7% of the Fund’s net assets. Transactions in affiliated companies and funds by the Fund for the year ended September 30, 2020 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period		Dividend income	Shares/Units, end of period

Common Stocks*

Aramark	$623,960,921	$33,634,314	$(88,155,066)	$(23,059,087)	$(214,893,177)	$—	(1)	$6,331,909	—	(1)

Blackbaud, Inc.	296,064,597	—	—	—	(113,097,070)	182,967,527		786,534	3,277,226

Carlisle Cos., Inc.	323,113,500	78,516,024	—	—	(48,892,370)	352,737,154		4,843,488	2,882,546

Envista Holdings Corp.(2)	—	273,856,071	—	—	18,163,193	292,019,264		—	11,832,223

Hexcel Corp.	131,373,916	123,740,762	—	—	(74,200,832)	180,913,846		543,859	5,392,365

Kirby Corp.(2)	259,289,401	—	—	—	(145,140,209)	114,149,192		—	3,155,908

Manhattan Associates, Inc.(2)	404,768,663	—	(211,804,475)	66,428,144	(34,841,390)	—	(1)	—	—	(1)

Sally Beauty Holdings, Inc.(2)	139,460,112	—	(12,076,238)	(25,460,620)	(31,287,441)	70,635,813		—	8,128,402

Sensient Technologies Corp.	156,413,945	—	(100,988,536)	(61,570,022)	6,144,613	—		1,956,758	—

ServiceMaster Global Holdings, Inc.(2)	531,100,366	—	(73,343,232)	(9,237,391)	(146,591,812)	301,927,931		—	7,570,911

Umpqua Holdings Corp.	191,705,455	—	(18,214,012)	(12,631,580)	(54,219,207)	—	(1)	7,337,451	—	(1)

21

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Notes to Financial Statements — continued

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period

Common Stocks* (continued)

Westamerica Bancorporation	$89,104,624	$—	$(83,517,829)	$20,002,070	$(25,588,865)	$—	$1,557,560	—

WEX, Inc.(2)	377,400,481	77,554,296	—	—	(103,714,217)	351,240,560	—	2,527,456

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	405,740,378	1,881,897,019	(2,084,631,707)	(887)	17,662	203,022,465	4,278,664	203,022,465

Totals				$(45,529,373)	$(968,141,122)	$2,049,613,752	$27,636,223

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	Company is no longer an affiliate as of September 30, 2020.

(2)	Non-income producing security.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$10,775,397,802	*	$—	$—	$10,775,397,802

Short-Term Investments	—		203,022,465	—	203,022,465

Total Investments	$10,775,397,802		$203,022,465	$—	$10,978,420,267

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

22

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Notes to Financial Statements — continued

13  Subsequent Event

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.

23

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital SMID-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

24

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund designates approximately $99,042,844, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $1,412,726,749 or, if subsequently determined to be different, the net capital gain of such year.

25

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

26

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment

27

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

28

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

29

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

30

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

32

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1452    9.30.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund and Eaton Vance Atlanta Capital SMID-Cap Fund, (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 13 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Atlanta Capital Focused Growth Fund

Fiscal Years Ended	9/30/19	9/30/20
Audit Fees	$32,250	$32,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,167	$10,857
All Other Fees(3)	$0	$0

Total	$44,417	$43,107

Eaton Vance Atlanta Capital Select Equity Fund

Fiscal Years Ended	9/30/19	9/30/20
Audit Fees	$30,150	$30,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,022	$10,237
All Other Fees(3)	$0	$0

Total	$41,172	$40,387

Eaton Vance Atlanta Capital SMID-Cap Fund

Fiscal Years Ended	9/30/19	9/30/20
Audit Fees	$49,350	$49,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,692	$17,382
All Other Fees(3)	$0	$0

Total	$67,042	$66,732

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (February 28/29, July 31, August 31, September 30, or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/18	2/28/19	7/31/19	8/31/19	9/30/19	11/30/19	2/29/20	7/31/20	8/31/20	9/30/20
Audit Fees	$81,150	$55,260	$108,550	$182,150	$111,750	$56,900	$56,100	$108,550	$187,200	$111,750
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$38,019	$21,855	$53,116	$57,477	$40,881	$25,796	$21,460	44,911	60,311	$38,476
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$119,169	$77,115	$161,666	$239,627	$152,631	$82,696	$77,560	$153,461	$247,511	$150,226

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	11/30/18	2/28/19	7/31/19	8/31/19	9/30/19	11/30/19	2/29/20	7/31/20	8/31/20	9/30/20
Registrant(1)	$38,019	$21,855	$53,116	$57,477	$40,881	$25,796	$21,460	$44,911	$60,311	$38,476
Eaton Vance(2)	$126,485	$126,485	$60,131	$8,000	$59,903	$59,903	$59,903	$51,800	$51,800	$51,800

(1)	Includes all of the Series of the Trust.
(2)

During the fiscal years reported above, the Series were “feeder” funds in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 23, 2020

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 23, 2020